AMENDMENT NO. 1

Dated January 13, 2026

to the

SIXTH AMENDED AND RESTATED ADVISORY AGREEMENT AMONG
SCULPTOR DIVERSIFIED REAL ESTATE INCOME TRUST, INC.,
SCULPTOR DIVERSIFIED REIT OPERATING PARTNERSHIP LP,
AND
SCULPTOR ADVISORS LLC

This Amendment No. 1 (this "Amendment") to the Sixth Amended and Restated Advisory Agreement among Sculptor Diversified Real Estate Income Trust, Inc., Sculptor Diversified REIT Operating Partnership LP, and Sculptor Advisors LLC dated August 11, 2025 (as amended from time to time, the "Advisory Agreement"), is made on the date set forth above. Capitalized terms used herein without definition have the respective meanings set forth in the Advisory Agreement.

WHEREAS, the terms and provisions of the Advisory Agreement may be modified or amended pursuant to Section 24(b) of the Advisory Agreement.
NOW, THEREFORE, the Advisory Agreement is hereby amended as follows:

2. Amendment to Section 11(b). Section 11(b)(iii) of the Advisory Agreement is hereby amended by adding the language indicated with bold underlining as follows:
“fees, costs and expenses in connection with the issuance and transaction costs incident to the trading, settling, disposition and financing of Investments (whether or not consummated), including brokerage commissions, hedging costs, prime brokerage fees, custodial expenses, clearing and settlement charges, forfeited deposits, and other investment costs, fees and expenses actually incurred in connection with the pursuit, making, holding, settling, monitoring or disposing of actual or potential investments, including, for the avoidance of doubt, with respect to expenses incurred in connection with the pursuit of proposed Investments that are not consummated, those expenses (including the organizational costs of any co-investment vehicle) that may be attributable to prospective co-investors when such expenses are not reimbursed by such co-investors, including when the Adviser determines it is in the best interests of the Company to not pursue reimbursement from such potential co-investors;”
2. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

3. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles. The parties hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the Borough of Manhattan, New York for purposes of any suit, action or other proceeding arising from this Amendment, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or thereof, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Amendment may not be enforced in or by such courts. EACH OF THE PARTIES HERETO IRREVOCABLE WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

4. Severability of Provisions. Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment which are valid, enforceable and legal.
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IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment on the date first set forth above.

SCULPTOR DIVERSIFIED REAL ESTATE INCOME TRUST, INC.

By:    /s/Steven Orbuch
Name: Steven Orbuch
Title: President

SCULPTOR DIVERSIFIED REIT OPERATING PARTNERSHIP LP

By:    Sculptor Diversified Real Estate Income Trust, Inc., as general partner

By:    /s/Steven Orbuch
Name: Steven Orbuch
Title: President

SCULPTOR ADVISORS LLC

By:    Sculptor Real Estate Advisors LP, its manager
By:     Sculptor Real Estate GP LLC, its general paSCULPTOR DIVERSIFIED REAL ESTATE INCOME TRUST, INC.

By:    /s/Wayne Cohen
Name: Wayne Cohen
Title: President and COO